UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS
DECEMBER 31, 2012 Annual Report to Shareholders

DWS S&P 500 Index Fund

Contents
DWS S&P 500 Index Fund
4 Portfolio Management Review
9 Performance Summary
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
19 Notes to Financial Statements
27 Report of Independent Registered Public Accounting Firm
28 Information About Your Fund's Expenses
30 Tax Information
DWS Equity 500 Index Portfolio
32 Investment Portfolio
48 Statement of Assets and Liabilities
49 Statement of Operations
50 Statement of Changes in Net Assets
51 Financial Highlights
52 Notes to Financial Statements
58 Report of Independent Registered Public Accounting Firm
59 Investment Management Agreement Approval
64 Summary of Management Fee Evaluation by Independent Fee Consultant
68 Board Members and Officers
73 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS S&P 500 Index Fund returned 15.29% during 2012. Since the fund's investment strategy is to replicate the performance of the Standard & Poor's 500® (S&P 500) Index, the fund's return is normally close to the return of the index. The difference in return is typically driven by transaction costs and fund expenses.

Investment Strategy
The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is considered representative of the U.S. equity market.

The S&P 500 Index delivered robust returns during the past year, an impressive feat given the litany of concerns that weighed on the market at various times. Issues that fueled periodic market volatility throughout the year included the European debt crisis, slowing growth in China, uncertainty related to the U.S. elections and — at the tail end of the period — growing worries about the fiscal cliff (the tax increases and spending cuts set to go into effect at the start of 2013).

Despite these potential roadblocks, equities rallied on the strength of several important positive factors. Corporate earnings were robust through the first nine months of the period, providing investors with the confidence to buy equities at valuations that were generally in line with historical averages. The economic backdrop was also favorable, as the slow, steady growth in the United States offered a relative "safe haven" at a time of elevated uncertainty overseas. Finally, and most important, the extremely accommodative policies of the world's central banks boosted investor risk appetites. Not only did the U.S. Federal Reserve Board (the Fed) extend its stimulative quantitative easing policy, but European Central Bank President Mario Draghi pledged to do "whatever it takes" to keep the Eurozone intact. Together, these factors outweighed the potential challenges and the S&P 500 finished with a solid, double-digit gain.

"The S&P 500 Index delivered robust returns during the past year, an impressive feat given the litany of concerns that weighed on the market at various times."

Positive Contributors to Fund Performance

The best-performing market segments were the consumer discretionary and financial sectors. The consumer discretionary group was boosted by better-than-expected consumer spending and the strong performance of cable companies such as Comcast Corp. and Time Warner Cable, Inc. Within financials, the top performers included numerous banks that rebounded from their previously depressed levels, most notably Bank of America Corp. Telecommunications and health care stocks also outpaced the return of the broader market, as investors continued to seek relatively stable companies with high dividends. Within health care, a number of biotechnology stocks — including Gilead Sciences, Inc. and Amgen, Inc. — finished the year with excellent returns.

Among individual stocks, some of the best performers were stocks that benefited from the improving housing market, including homebuilders such as Pulte Group, Inc. and Lennar Corp., and companies in the housing "supply chain," such as Whirlpool Corp., The Sherwin-Williams Co. and Home Depot, Inc. Refining stocks, including Marathon Petroleum Corp. and Tesoro Corp., performed very well due to the rising gap between their primary input cost (crude oil) and their key outputs (unleaded gasoline, diesel fuel, etc.). Internet-based businesses such as Expedia, Inc., eBay, Inc. and Amazon.com, Inc. also delivered outstanding returns in 2012.

Negative Contributors to Fund Performance

The worst-performing sector in 2012 was utilities, which was hit by falling power prices and, late in the year, concerns about the potential for higher taxes on dividends in 2013. Utilities were the best-performing market segment in 2011, a time when investors gravitated to sectors perceived to offer the highest degree of safety, so the sector was vulnerable to profit-taking as investors grew more confident in the U.S. economic outlook throughout 2012. Similarly, consumer staples stocks lagged after performing very well in 2011, as the declining demand for "safer" assets made investors less enthusiastic about buying at valuations that were well above the historical average.

The sectors most sensitive to global, rather than domestic, economic trends — industrials, materials and energy — all finished behind the S&P 500 Index, with energy turning in the weakest performance due to the downturn in the price of oil. In general, stocks in these areas were pressured by concerns regarding the slowdown in China's economy and its impact on global demand.

Ten Largest Equity Holdings at December 31, 2012 (19.2% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	3.9%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	3.0%
3. General Electric Co. A diversified company provider of services to the technology, media and financial industries	1.7%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.6%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.6%
6. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	1.6%
7. Johnson & Johnson Provider of health care products	1.5%
8. AT&T, Inc. An integrated telecommunications company	1.5%
9. Google, Inc. Provides a Web-based search engine for the Internet	1.4%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	1.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 32. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 73 for contact information.

Technology stocks finished just short of the return of the broader market. The sector outperformed by a substantial margin through the first nine months of the year, thanks in large part to the persistent rally in Apple, Inc. Once Apple's performance began to cool in the fourth quarter, the tech sector's return advantage was erased.

In terms of individual stocks, some of the year's worst performers were coal companies that were hurt by both slowing China demand and a more challenging regulatory environment in the United States, including Alpha Natural Resources, Inc.* and Cliffs Natural Resources, Inc. Similarly, steel companies such as Allegheny Technologies, Inc. and United States Steel Corp. lost ground on concerns about China's economy. And, as always, some of the most notable underperformers of the year were stocks that suffered from company-specific news. Some of the most high-profile laggards were Hewlett-Packard Co., J.C. Penney Co., Inc. and Best Buy Co., Inc.

* Not held in the portfolio as of December 31, 2012.

Outlook and Positioning

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder, Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a type of monetary policy whereby governments buy government or other types of securities from the market in order to increase the money supply.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Performance Summary December 31, 2012
Average Annual Total Returns as of 12/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	15.29%	10.23%	1.07%	6.44%
Class B	14.45%	9.43%	0.32%	5.65%
Class C	14.51%	9.45%	0.33%	5.66%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	10.10%	8.55%	0.14%	5.95%
Class B (max 4.00% CDSC)	11.45%	8.87%	0.13%	5.65%
Class C (max 1.00% CDSC)	14.51%	9.45%	0.33%	5.66%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%
No Sales Charges
Class S	15.65%	10.54%	1.35%	6.72%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.71%, 1.40%, 1.40% and 0.39% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 18, 2005 are derived from the historical performance of Class S shares of DWS S&P 500 Index Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 12/31/12	$18.89	$18.87	$18.86	$18.93
12/31/11	$16.67	$16.65	$16.64	$16.70
Distribution Information: Twelve Months as of 12/31/12: Income Dividends	$.31	$.17	$.18	$.36
Capital Gain Distributions	$.02	$.02	$.02	$.02

Morningstar Rankings — Large Blend Funds Category as of 12/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	855	of	1,686	51
3-Year	443	of	1,506	30
5-Year	585	of	1,324	44
Class B 1-Year	1,067	of	1,686	63
3-Year	687	of	1,506	46
5-Year	816	of	1,324	61
Class C 1-Year	1,051	of	1,686	62
3-Year	680	of	1,506	45
5-Year	807	of	1,324	61
Class S 1-Year	710	of	1,686	42
3-Year	318	of	1,506	21
5-Year	480	of	1,324	36
10-Year	376	of	836	45

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$725,555,592
Receivable for Fund shares sold	1,683,054
Other assets	14,988
Total assets	727,253,634
Liabilities
Payable for Fund shares redeemed	10,959,698
Accrued Trustees' fees	1,021
Other accrued expenses and payables	517,294
Total liabilities	11,478,013
Net assets, at value	$715,775,621
Net Assets Consist of
Undistributed net investment income	81,368
Net unrealized appreciation (depreciation) on investments and futures	166,680,577
Accumulated net realized gain (loss)	(23,837,523)
Paid-in capital	572,851,199
Net assets, at value	$715,775,621
Net Asset Value
Class A Net Asset Value and redemption price per share ($203,331,798 ÷ 10,763,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.89
Maximum offering price per share (100 ÷ 95.50 of $18.89)	$19.78
Class B Net Asset Value, offering and redemption price per share ($2,034,946 ÷ 107,849 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.87
Class C Net Asset Value, offering and redemption price per share ($25,359,235 ÷ 1,344,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.86
Class S Net Asset Value, offering and redemption price per share ($485,049,642 ÷ 25,617,383 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.93

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $34,808)	$15,722,437
Interest	1,687
Income distributions — Central Cash Management Fund	12,441
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	231,077
Expenses	(637,138)
Net investment income allocated from DWS Equity 500 Index Portfolio	15,330,504
Expenses: Administration fee	675,387
Services to shareholders	1,137,899
Distribution and service fees	634,693
Professional fees	36,680
Reports to shareholders	85,706
Registration fees	69,278
Trustees' fees and expenses	4,076
Other	5,165
Total expenses before expense reductions	2,648,884
Expense reductions	(18,209)
Total expenses after expense reductions	2,630,675
Net investment income (loss)	12,699,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	69,439,561
Futures	1,803,409
71,242,970
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	1,035,566
Futures	(247,343)
788,223
Net gain (loss)	72,031,193
Net increase (decrease) in net assets resulting from operations	$84,731,022

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$12,699,829	$8,967,353
Net realized gain (loss)	71,242,970	48,050,938
Change in net unrealized appreciation (depreciation)	788,223	(47,198,785)
Net increase (decrease) in net assets resulting from operations	84,731,022	9,819,506
Distributions to shareholders from: Net investment income: Class A	(3,126,394)	(1,614,031)
Class B	(17,988)	(9,383)
Class C	(212,411)	(86,730)
Class S	(9,400,334)	(7,177,588)
Net realized gain: Class A	(181,069)	—
Class B	(1,807)	—
Class C	(21,906)	—
Class S	(439,485)	—
Total distributions	(13,401,394)	(8,887,732)
Fund share transactions: Proceeds from shares sold	101,209,085	66,688,567
Net assets acquired in tax-free reorganization*	203,828,842	—
Reinvestment of distributions	12,859,269	8,493,763
Payment for shares redeemed	(204,149,946)	(105,642,229)
Net increase (decrease) in net assets from Fund share transactions	113,747,250	(30,459,899)
Increase (decrease) in net assets	185,076,878	(29,528,125)
Net assets at beginning of period	530,698,743	560,226,868
Net assets at end of period (including undistributed net investment income of $81,368 and $272,440, respectively)	$715,775,621	$530,698,743

* On April 27, 2012, DWS S&P 500 Plus Fund was acquired by the Fund through a tax-free reorganization (see Note D).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$16.67	$16.67	$14.77	$11.96	$19.45
Income (loss) from investment operations: Net investment incomea	.32	.24	.22	.23	.28
Net realized and unrealized gain (loss)	2.23	.00 *	1.90	2.82	(7.51)
Total from investment operations	2.55	.24	2.12	3.05	(7.23)
Less distributions from: Net investment income	(.31)	(.24)	(.22)	(.24)	(.26)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.33)	(.24)	(.22)	(.24)	(.26)
Net asset value, end of period	$18.89	$16.67	$16.67	$14.77	$11.96
Total Return (%)b,c	15.29	1.49	14.47	25.88	(37.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	203	110	118	110	72
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.68	.71	.72	.70	.71
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67	.67	.67	.62	.65
Ratio of net investment income (%)	1.73	1.43	1.43	1.81	1.69
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$16.65	$16.64	$14.74		$11.94		$19.41
Income (loss) from investment operations: Net investment incomea	.18	.12	.10		.13		.15
Net realized and unrealized gain (loss)	2.23	.01	1.90		2.81		(7.48)
Total from investment operations	2.41	.13	2.00		2.94		(7.33)
Less distributions from: Net investment income	(.17)	(.12)	(.10)		(.14)		(.14)
Net realized gains	(.02)	—	—		—		—
Total distributions	(.19)	(.12)	(.10)		(.14)		(.14)
Net asset value, end of period	$18.87	$16.65	$16.64		$14.74		$11.94
Total Return (%)b	14.45	.73	13.66	c	24.87	c	(37.90	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	2		2		2
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.42	1.40	1.46		1.50		1.52
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.42	1.40	1.43		1.37		1.42
Ratio of net investment income (%)	.96	.69	.67		1.05		.93
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class C	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$16.64	$16.64	$14.74		$11.94		$19.41
Income (loss) from investment operations: Net investment incomea	.19	.12	.10		.13		.16
Net realized and unrealized gain (loss)	2.23	.00 *	1.90		2.81		(7.49)
Total from investment operations	2.42	.12	2.00		2.94		(7.33)
Less distributions from: Net investment income	(.18)	(.12)	(.10)		(.14)		(.14)
Net realized gains	(.02)	—	—		—		—
Total distributions	(.20)	(.12)	(.10)		(.14)		(.14)
Net asset value, end of period	$18.86	$16.64	$16.64		$14.74		$11.94
Total Return (%)b	14.51	.76	13.63	c	24.88	c	(37.90	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	12	12		10		5
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.35	1.40	1.45		1.47		1.46
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.35	1.40	1.42		1.37		1.41
Ratio of net investment income (%)	1.06	.70	.68		1.05		.93
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class S	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$16.70	$16.70	$14.80		$11.99		$19.49
Income (loss) from investment operations: Net investment incomea	.36	.29	.26		.26		.32
Net realized and unrealized gain (loss)	2.25	.00 *	1.90		2.82		(7.51)
Total from investment operations	2.61	.29	2.16		3.08		(7.19)
Less distributions from: Net investment income	(.36)	(.29)	(.26)		(.27)		(.31)
Net realized gains	(.02)	—	—		—		—
Total distributions	(.38)	(.29)	(.26)		(.27)		(.31)
Net asset value, end of period	$18.93	$16.70	$16.70		$14.80		$11.99
Total Return (%)	15.65	1.72	14.81	b	26.14	b	(37.25	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	485	408	428		403		343
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.38	.39	.42		.46		.44
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.38	.39	.39		.35		.39
Ratio of net investment income (%)	1.97	1.71	1.70		2.07		1.95
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2012, the Fund owned approximately 35% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $23,974,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($16,302,000) and December 31, 2018 ($7,672,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$81,368
Capital loss carryforwards	$(23,974,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income	$12,842,658	$8,887,732
Distributions from long-term capital gains	$558,736	$—

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2012 through September 30, 2012, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for each class as follows:
Class A	.67%
Class B	1.47%
Class C	1.47%
Class S	.47%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $675,387, of which $61,518 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2012
Class A	$322,598	$18,209	$89,539
Class B	2,270	—	636
Class C	11,648	—	3,168
Class S	600,032	—	153,894
	$936,548	$18,209	$247,237

Distribution and Service Agreement. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2012
Class B	$14,604	$1,212
Class C	143,402	15,475
	$158,006	$16,687

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2012	Annual Effective Rate
Class A	$424,219	$89,593	.24%
Class B	4,794	1,004	.25%
Class C	47,674	10,779	.25%
	$476,687	$101,376

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended December 31, 2012 aggregated $19,905.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2012, the CDSC for Class B and C shares aggregated $3,625 and $792, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2012, DIDI received $6,505 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,528, of which $9,248 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,852,978	$52,470,115	1,772,678	$29,669,678
Class B	5,373	99,301	4,440	76,314
Class C	494,397	9,192,783	171,599	2,882,748
Class S	2,134,495	39,446,886	2,011,748	34,059,827
		$101,209,085		$66,688,567
Shares issued in tax-free reorganization*
Class A	4,591,013 **	$85,530,455 **	—	$—
Class B	60,005	1,116,050	—	—
Class C	469,468	8,727,139	—	—
Class S	5,805,817	108,455,198	—	—
		$203,828,842		$—
Shares issued to shareholders in reinvestment of distributions
Class A	173,627	$3,256,181	97,901	$1,593,468
Class B	1,028	19,298	568	9,164
Class C	12,117	228,003	5,327	85,847
Class S	498,502	9,355,787	416,840	6,805,284
		$12,859,269		$8,493,763
Shares redeemed
Class A	(3,444,519)	$(63,303,615)	(2,373,913)	$(40,029,931)
Class B	(35,857)	(660,228)	(20,842)	(357,845)
Class C	(344,112)	(6,324,962)	(207,587)	(3,480,680)
Class S	(7,226,823)	(133,861,141)	(3,651,599)	(61,773,773)
		$(204,149,946)		$(105,642,229)
Net increase (decrease)
Class A	4,173,099	$77,953,136	(503,334)	$(8,766,785)
Class B	30,549	574,421	(15,834)	(272,367)
Class C	631,870	11,822,963	(30,661)	(512,085)
Class S	1,211,991	23,396,730	(1,223,011)	(20,908,662)
		$113,747,250		$(30,459,899)

* On April 27, 2012, DWS S&P 500 Plus Fund was acquired by the Fund through a tax-free reorganization (see Note D).

** On April 27, 2012, Class R shares of DWS S&P 500 Plus Fund converted into Class A shares of the Fund.

D. Acquisition of Assets

On April 27, 2012, the Fund acquired all of the net assets of DWS S&P 500 Plus Fund pursuant to a plan of reorganization approved by shareholders on April 16, 2012. The acquisition was accomplished by a tax-free exchange of 5,340,422 Class A shares, 86,606 Class B shares, 675,809 Class C shares, 1,091,801 of Class R shares (converted into Class A shares) and 8,188,815 Class S shares of DWS S&P 500 Plus Fund for 4,591,013 Class A shares, 60,005 Class B shares, 469,468 Class C shares and 5,805,817 Class S shares of DWS S&P 500 Index Fund, respectively, outstanding on April 27, 2012. DWS S&P 500 Plus Fund's net assets at that date, $203,828,842, including $60,535,843 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $588,808,565. The combined net assets of the Fund immediately following the acquisition were $792,637,407.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on January 1, 2012, the Fund's pro forma results of operations for the year ended December 31, 2012, are as follows:
Net investment income*	$13,662,461
Net gain (loss) on investments	$89,995,606
Net increase (decrease) in net assets resulting from operations	$103,658,067

* Net investment income includes $117,984 of pro forma additional expenses, of which $52,437 is attributable to the expenses of the Portfolio.

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS S&P 500 Plus Fund that have been included in the Fund's Statement of Operations since April 27, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS S&P 500 Index Fund (the "Fund") at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,056.20	$1,052.20	$1,052.70	$1,057.60
Expenses Paid per $1,000**	$3.46	$7.22	$6.97	$1.86
Hypothetical 5% Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,021.77	$1,018.10	$1,018.35	$1,023.33
Expenses Paid per $1,000**	$3.40	$7.10	$6.85	$1.83

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS S&P 500 Index Fund	.67%	1.40%	1.35%	.36%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $615,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 74% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $17,294,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2012
	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 11.2%
Auto Components 0.3%
BorgWarner, Inc.* (a)	18,975	1,358,989
Delphi Automotive PLC* (a)	47,500	1,816,875
Goodyear Tire & Rubber Co.*	40,096	553,726
Johnson Controls, Inc. (a)	111,101	3,410,801
		7,140,391
Automobiles 0.5%
Ford Motor Co. (a)	614,448	7,957,102
Harley-Davidson, Inc.	36,182	1,767,129
		9,724,231
Distributors 0.1%
Genuine Parts Co. (a)	24,772	1,575,004
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	15,816	330,871
H&R Block, Inc. (a)	45,249	840,274
		1,171,145
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	72,679	2,672,407
Chipotle Mexican Grill, Inc.* (a)	4,997	1,486,408
Darden Restaurants, Inc. (a)	21,280	959,089
International Game Technology	44,164	625,804
Marriott International, Inc. "A" (a)	39,863	1,485,694
McDonald's Corp.	161,814	14,273,613
Starbucks Corp.	119,901	6,429,092
Starwood Hotels & Resorts Worldwide, Inc.	31,193	1,789,230
Wyndham Worldwide Corp.	22,514	1,197,970
Wynn Resorts Ltd.	12,600	1,417,374
Yum! Brands, Inc.	72,931	4,842,618
		37,179,299
Household Durables 0.3%
D.R. Horton, Inc. (a)	46,200	913,836
Garmin Ltd. (a)	17,812	727,086
Harman International Industries, Inc. (a)	11,600	517,824
Leggett & Platt, Inc. (a)	22,170	603,467
Lennar Corp. "A" (a)	26,700	1,032,489
Newell Rubbermaid, Inc.	44,850	998,809
Pulte Group, Inc.* (a)	55,874	1,014,672
Whirlpool Corp.	12,733	1,295,583
		7,103,766
Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	58,467	14,683,402
Expedia, Inc. (a)	14,885	914,683
Netflix, Inc.* (a)	8,745	811,361
Priceline.com, Inc.*	8,024	4,984,509
TripAdvisor, Inc.* (a)	17,185	721,083
		22,115,038
Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	17,985	645,661
Mattel, Inc.	56,214	2,058,557
		2,704,218
Media 3.5%
Cablevision Systems Corp. (New York Group) "A" (a)	35,473	529,967
CBS Corp. "B" (a)	95,054	3,616,805
Comcast Corp. "A" (a)	428,363	16,012,209
DIRECTV*	97,410	4,886,086
Discovery Communications, Inc. "A"* (a)	38,546	2,446,900
Gannett Co., Inc. (a)	35,586	640,904
Interpublic Group of Companies, Inc.	67,795	747,101
McGraw-Hill Companies, Inc.	44,793	2,448,833
News Corp. "A"	325,108	8,303,258
Omnicom Group, Inc. (a)	42,862	2,141,385
Scripps Networks Interactive "A" (a)	13,900	805,088
Time Warner Cable, Inc. (a)	48,651	4,728,391
Time Warner, Inc. (a)	152,617	7,299,671
Viacom, Inc. "B"	74,553	3,931,925
Walt Disney Co. (a)	285,645	14,222,264
Washington Post Co. "B"	800	292,168
		73,052,955
Multiline Retail 0.8%
Big Lots, Inc.* (a)	10,110	287,731
Dollar General Corp.*	41,995	1,851,560
Dollar Tree, Inc.*	36,600	1,484,496
Family Dollar Stores, Inc.	15,372	974,738
J.C. Penney Co., Inc. (a)	23,321	459,657
Kohl's Corp. (a)	34,625	1,488,182
Macy's, Inc.	63,650	2,483,623
Nordstrom, Inc.	25,032	1,339,212
Target Corp. (a)	104,629	6,190,898
		16,560,097
Specialty Retail 2.1%
Abercrombie & Fitch Co. "A" (a)	12,400	594,828
AutoNation, Inc.*	6,600	262,020
AutoZone, Inc.* (a)	5,890	2,087,593
Bed Bath & Beyond, Inc.* (a)	36,912	2,063,750
Best Buy Co., Inc. (a)	42,331	501,622
CarMax, Inc.* (a)	37,563	1,410,115
GameStop Corp. "A" (a)	20,700	519,363
Home Depot, Inc.	240,918	14,900,778
Limited Brands, Inc. (a)	38,240	1,799,574
Lowe's Companies, Inc. (a)	181,256	6,438,213
O'Reilly Automotive, Inc.*	18,500	1,654,270
PetSmart, Inc.	17,131	1,170,733
Ross Stores, Inc.	36,002	1,949,508
Staples, Inc. (a)	108,674	1,238,884
The Gap, Inc.	47,558	1,476,200
Tiffany & Co. (a)	19,616	1,124,782
TJX Companies, Inc.	117,398	4,983,545
Urban Outfitters, Inc.* (a)	18,261	718,753
		44,894,531
Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc. (a)	46,053	2,556,402
Fossil, Inc.* (a)	8,609	801,498
NIKE, Inc. "B"	117,650	6,070,740
Ralph Lauren Corp.	9,700	1,454,224
VF Corp. (a)	14,240	2,149,813
		13,032,677
Consumer Staples 10.4%
Beverages 2.3%
Beam, Inc.	26,054	1,591,639
Brown-Forman Corp. "B"	24,733	1,564,362
Coca-Cola Co. (a)	621,786	22,539,742
Coca-Cola Enterprises, Inc.	43,724	1,387,363
Constellation Brands, Inc. "A"*	24,700	874,133
Dr. Pepper Snapple Group, Inc. (a)	33,597	1,484,315
Molson Coors Brewing Co. "B"	24,604	1,052,805
Monster Beverage Corp.*	24,091	1,273,932
PepsiCo, Inc.	249,097	17,045,708
		48,813,999
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	69,699	6,884,170
CVS Caremark Corp.	200,891	9,713,080
Kroger Co.	83,831	2,181,283
Safeway, Inc. (a)	37,011	669,529
Sysco Corp. (a)	94,082	2,978,636
Wal-Mart Stores, Inc.	269,571	18,392,829
Walgreen Co.	139,308	5,155,789
Whole Foods Market, Inc.	27,774	2,536,600
		48,511,916
Food Products 1.7%
Archer-Daniels-Midland Co. (a)	105,926	2,901,313
Campbell Soup Co. (a)	28,570	996,807
ConAgra Foods, Inc. (a)	65,678	1,937,501
Dean Foods Co.*	30,200	498,602
General Mills, Inc.	104,928	4,240,140
H.J. Heinz Co. (a)	51,440	2,967,059
Hormel Foods Corp. (a)	21,100	658,531
Kellogg Co.	39,734	2,219,144
Kraft Foods Group, Inc.	96,109	4,370,076
McCormick & Co., Inc. (a)	21,000	1,334,130
Mead Johnson Nutrition Co.	32,794	2,160,797
Mondelez International, Inc. "A"	286,429	7,295,347
The Hershey Co. (a)	24,060	1,737,613
The JM Smucker Co. (a)	17,557	1,514,116
Tyson Foods, Inc. "A"	47,100	913,740
		35,744,916
Household Products 2.1%
Clorox Co.	20,732	1,517,997
Colgate-Palmolive Co.	71,502	7,474,819
Kimberly-Clark Corp.	63,009	5,319,850
Procter & Gamble Co. (a)	440,701	29,919,191
		44,231,857
Personal Products 0.2%
Avon Products, Inc. (a)	70,197	1,008,029
Estee Lauder Companies, Inc. "A" (a)	38,700	2,316,582
		3,324,611
Tobacco 1.8%
Altria Group, Inc. (a)	326,048	10,244,428
Lorillard, Inc.	20,854	2,433,036
Philip Morris International, Inc.	269,175	22,513,797
Reynolds American, Inc. (a)	52,880	2,190,819
		37,382,080
Energy 10.7%
Energy Equipment & Services 1.8%
Baker Hughes, Inc.	70,938	2,897,108
Cameron International Corp.*	39,582	2,234,800
Diamond Offshore Drilling, Inc. (a)	11,330	769,987
Ensco PLC "A" (a)	37,275	2,209,662
FMC Technologies, Inc.*	38,012	1,628,054
Halliburton Co. (a)	150,368	5,216,266
Helmerich & Payne, Inc.	16,652	932,678
Nabors Industries Ltd.*	48,138	695,594
National Oilwell Varco, Inc.	69,044	4,719,157
Noble Corp.	41,687	1,451,541
Rowan Companies PLC "A"* (a)	19,239	601,604
Schlumberger Ltd.	214,079	14,833,534
		38,189,985
Oil, Gas & Consumable Fuels 8.9%
Anadarko Petroleum Corp.	80,348	5,970,660
Apache Corp.	63,543	4,988,126
Cabot Oil & Gas Corp. (a)	33,300	1,656,342
Chesapeake Energy Corp. (a)	82,989	1,379,277
Chevron Corp.	315,650	34,134,391
ConocoPhillips	195,909	11,360,763
CONSOL Energy, Inc.	37,512	1,204,135
Denbury Resources, Inc.* (a)	60,618	982,012
Devon Energy Corp. (a)	61,009	3,174,908
EOG Resources, Inc. (a)	43,911	5,304,010
EQT Corp.	23,700	1,397,826
Exxon Mobil Corp.	735,018	63,615,808
Hess Corp.	48,165	2,550,818
Kinder Morgan, Inc. (a)	101,418	3,583,098
Marathon Oil Corp.	113,818	3,489,660
Marathon Petroleum Corp.	54,709	3,446,667
Murphy Oil Corp.	29,518	1,757,797
Newfield Exploration Co.*	22,257	596,043
Noble Energy, Inc. (a)	28,591	2,908,848
Occidental Petroleum Corp.	130,728	10,015,072
Peabody Energy Corp. (a)	42,731	1,137,072
Phillips 66	101,004	5,363,312
Pioneer Natural Resources Co. (a)	19,800	2,110,482
QEP Resources, Inc. (a)	29,500	892,965
Range Resources Corp. (a)	25,842	1,623,653
Southwestern Energy Co.* (a)	55,736	1,862,140
Spectra Energy Corp.	107,873	2,953,563
Tesoro Corp.	22,700	999,935
Valero Energy Corp.	88,701	3,026,478
Williams Companies, Inc.	107,895	3,532,482
WPX Energy, Inc.* (a)	31,274	465,357
		187,483,700
Financials 15.3%
Capital Markets 1.9%
Ameriprise Financial, Inc.	33,286	2,084,702
Bank of New York Mellon Corp. (a)	188,547	4,845,658
BlackRock, Inc. (a)	20,232	4,182,157
Charles Schwab Corp. (a)	176,733	2,537,886
E*TRADE Financial Corp.*	39,376	352,415
Franklin Resources, Inc.	22,076	2,774,953
Invesco Ltd.	71,450	1,864,131
Legg Mason, Inc. (a)	18,400	473,248
Morgan Stanley	221,867	4,242,097
Northern Trust Corp. (a)	36,633	1,837,511
State Street Corp. (a)	74,968	3,524,246
T. Rowe Price Group, Inc. (a)	40,676	2,649,228
The Goldman Sachs Group, Inc. (a)	71,265	9,090,563
		40,458,795
Commercial Banks 2.7%
BB&T Corp. (a)	112,892	3,286,286
Comerica, Inc. (a)	30,468	924,399
Fifth Third Bancorp.	145,089	2,203,902
First Horizon National Corp. (a)	40,913	405,448
Huntington Bancshares, Inc. (a)	133,401	852,432
KeyCorp (a)	150,345	1,265,905
M&T Bank Corp. (a)	19,753	1,945,078
PNC Financial Services Group, Inc.	84,864	4,948,420
Regions Financial Corp.	224,768	1,600,348
SunTrust Banks, Inc.	86,862	2,462,538
U.S. Bancorp.	303,055	9,679,577
Wells Fargo & Co.	789,037	26,969,285
Zions Bancorp. (a)	30,556	653,898
		57,197,516
Consumer Finance 0.9%
American Express Co.	156,855	9,016,025
Capital One Financial Corp.	93,763	5,431,691
Discover Financial Services	81,533	3,143,097
SLM Corp.	75,490	1,293,144
		18,883,957
Diversified Financial Services 3.5%
Bank of America Corp.	1,738,015	20,160,974
Citigroup, Inc.	472,957	18,710,179
CME Group, Inc. "A" (a)	49,465	2,508,370
IntercontinentalExchange, Inc.* (a)	11,548	1,429,758
JPMorgan Chase & Co.	612,950	26,951,411
Leucadia National Corp. (a)	32,700	777,933
Moody's Corp. (a)	30,700	1,544,824
NYSE Euronext	38,500	1,214,290
The NASDAQ OMX Group, Inc.	18,600	465,186
		73,762,925
Insurance 3.9%
ACE Ltd. (a)	54,885	4,379,823
Aflac, Inc.	75,727	4,022,618
Allstate Corp.	77,586	3,116,630
American International Group, Inc.*	238,049	8,403,130
Aon PLC (a)	51,224	2,848,054
Assurant, Inc.	13,200	458,040
Berkshire Hathaway, Inc. "B"* (a)	293,854	26,358,704
Chubb Corp.	42,259	3,182,948
Cincinnati Financial Corp.	23,054	902,795
Genworth Financial, Inc. "A"*	81,100	609,061
Hartford Financial Services Group, Inc. (a)	71,576	1,606,165
Lincoln National Corp. (a)	43,774	1,133,747
Loews Corp.	50,523	2,058,812
Marsh & McLennan Companies, Inc.	87,653	3,021,399
MetLife, Inc.	175,967	5,796,353
Principal Financial Group, Inc. (a)	44,087	1,257,361
Progressive Corp. (a)	89,614	1,890,855
Prudential Financial, Inc.	74,695	3,983,484
The Travelers Companies, Inc. (a)	61,437	4,412,405
Torchmark Corp. (a)	14,865	768,075
Unum Group (a)	44,194	920,119
XL Group PLC	47,932	1,201,176
		82,331,754
Real Estate Investment Trusts 2.2%
American Tower Corp. (REIT)	63,636	4,917,154
Apartment Investment & Management Co. "A" (REIT)	22,686	613,883
AvalonBay Communities, Inc. (REIT)	18,674	2,532,008
Boston Properties, Inc. (REIT) (a)	24,100	2,550,021
Equity Residential (REIT)	52,200	2,958,174
HCP, Inc. (REIT)	72,428	3,272,297
Health Care REIT, Inc. (REIT)	42,012	2,574,915
Host Hotels & Resorts, Inc. (REIT) (a)	114,910	1,800,640
Kimco Realty Corp. (REIT) (a)	67,400	1,302,168
Plum Creek Timber Co., Inc. (REIT) (a)	26,748	1,186,809
Prologis, Inc. (REIT)	73,800	2,692,962
Public Storage (REIT) (a)	23,430	3,396,413
Simon Property Group, Inc. (REIT) (a)	49,895	7,887,900
Ventas, Inc. (REIT)	47,861	3,097,564
Vornado Realty Trust (REIT)	27,210	2,178,977
Weyerhaeuser Co. (REIT)	86,747	2,413,301
		45,375,186
Real Estate Management & Development 0.1%
CBRE Group, Inc. "A"*	49,700	989,030
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	76,368	620,872
People's United Financial, Inc.	57,675	697,291
		1,318,163
Health Care 11.8%
Biotechnology 1.6%
Alexion Pharmaceuticals, Inc.*	31,417	2,947,229
Amgen, Inc.	123,770	10,683,826
Biogen Idec, Inc.*	38,198	5,602,501
Celgene Corp.*	68,209	5,369,412
Gilead Sciences, Inc.* (a)	122,153	8,972,138
		33,575,106
Health Care Equipment & Supplies 1.7%
Baxter International, Inc. (a)	88,377	5,891,211
Becton, Dickinson & Co. (a)	31,571	2,468,536
Boston Scientific Corp.*	221,843	1,271,160
C.R. Bard, Inc.	12,283	1,200,540
CareFusion Corp.*	35,977	1,028,223
Covidien PLC	76,326	4,407,063
DENTSPLY International, Inc. (a)	23,500	930,835
Edwards Lifesciences Corp.*	18,939	1,707,730
Intuitive Surgical, Inc.* (a)	6,397	3,136,897
Medtronic, Inc. (a)	163,030	6,687,491
St. Jude Medical, Inc.	49,710	1,796,519
Stryker Corp. (a)	47,002	2,576,650
Varian Medical Systems, Inc.* (a)	17,500	1,229,200
Zimmer Holdings, Inc.	27,801	1,853,215
		36,185,270
Health Care Providers & Services 1.9%
Aetna, Inc. (a)	53,895	2,495,339
AmerisourceBergen Corp. (a)	38,420	1,658,976
Cardinal Health, Inc.	55,079	2,268,153
CIGNA Corp.	46,113	2,465,201
Coventry Health Care, Inc.	22,158	993,343
DaVita HealthCare Partners, Inc.*	13,600	1,503,208
Express Scripts Holding Co.*	131,177	7,083,558
Humana, Inc.	25,851	1,774,154
Laboratory Corp. of America Holdings* (a)	15,272	1,322,861
McKesson Corp.	38,067	3,690,976
Patterson Companies, Inc. (a)	12,700	434,721
Quest Diagnostics, Inc.	25,202	1,468,521
Tenet Healthcare Corp.* (a)	17,437	566,179
UnitedHealth Group, Inc.	164,718	8,934,304
WellPoint, Inc. (a)	48,552	2,957,788
		39,617,282
Health Care Technology 0.1%
Cerner Corp.* (a)	23,910	1,856,372
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc. (a)	55,957	2,290,879
Life Technologies Corp.*	27,865	1,367,614
PerkinElmer, Inc.	18,363	582,842
Thermo Fisher Scientific, Inc.	58,120	3,706,894
Waters Corp.* (a)	13,805	1,202,692
		9,150,921
Pharmaceuticals 6.0%
Abbott Laboratories	254,900	16,695,950
Allergan, Inc.	49,924	4,579,528
Bristol-Myers Squibb Co. (a)	266,171	8,674,513
Eli Lilly & Co.	164,780	8,126,950
Forest Laboratories, Inc.* (a)	37,247	1,315,564
Hospira, Inc.*	26,722	834,795
Johnson & Johnson (a)	446,661	31,310,936
Merck & Co., Inc.	490,245	20,070,630
Mylan, Inc.* (a)	65,019	1,786,722
Perrigo Co. (a)	14,000	1,456,420
Pfizer, Inc.	1,186,933	29,768,280
Watson Pharmaceuticals, Inc.*	20,357	1,750,702
		126,370,990
Industrials 9.9%
Aerospace & Defense 2.3%
Boeing Co.	109,421	8,245,967
General Dynamics Corp.	53,150	3,681,700
Honeywell International, Inc.	126,309	8,016,832
L-3 Communications Holdings, Inc.	15,268	1,169,834
Lockheed Martin Corp. (a)	43,321	3,998,095
Northrop Grumman Corp. (a)	39,331	2,657,989
Precision Castparts Corp.	23,528	4,456,674
Raytheon Co. (a)	53,562	3,083,029
Rockwell Collins, Inc. (a)	22,444	1,305,567
Textron, Inc.	45,854	1,136,721
United Technologies Corp.	135,862	11,142,043
		48,894,451
Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc. (a)	25,932	1,639,421
Expeditors International of Washington, Inc. (a)	33,500	1,324,925
FedEx Corp. (a)	47,260	4,334,687
United Parcel Service, Inc. "B"	115,154	8,490,305
		15,789,338
Airlines 0.1%
Southwest Airlines Co.	117,914	1,207,439
Building Products 0.0%
Masco Corp. (a)	58,605	976,359
Commercial Services & Supplies 0.5%
ADT Corp.	36,866	1,713,900
Avery Dennison Corp. (a)	15,331	535,358
Cintas Corp. (a)	16,766	685,729
Iron Mountain, Inc. (a)	27,655	858,688
Pitney Bowes, Inc. (a)	30,854	328,287
Republic Services, Inc. (a)	48,899	1,434,208
Stericycle, Inc.* (a)	14,000	1,305,780
Tyco International Ltd.	75,632	2,212,236
Waste Management, Inc. (a)	70,207	2,368,784
		11,442,970
Construction & Engineering 0.2%
Fluor Corp. (a)	26,750	1,571,295
Jacobs Engineering Group, Inc.*	21,200	902,484
Quanta Services, Inc.*	33,500	914,215
		3,387,994
Electrical Equipment 0.7%
Eaton Corp. PLC (a)	74,515	4,038,713
Emerson Electric Co.	116,836	6,187,634
Rockwell Automation, Inc.	22,421	1,883,140
Roper Industries, Inc.	15,566	1,735,298
		13,844,785
Industrial Conglomerates 2.4%
3M Co. (a)	102,478	9,515,082
Danaher Corp. (a)	93,734	5,239,731
General Electric Co.	1,690,294	35,479,271
		50,234,084
Machinery 1.9%
Caterpillar, Inc.	105,368	9,438,865
Cummins, Inc.	28,578	3,096,426
Deere & Co. (a)	63,078	5,451,201
Dover Corp.	28,872	1,897,179
Flowserve Corp. (a)	8,092	1,187,906
Illinois Tool Works, Inc. (a)	68,660	4,175,215
Ingersoll-Rand PLC	45,214	2,168,463
Joy Global, Inc.	17,303	1,103,585
PACCAR, Inc. (a)	56,981	2,576,111
Pall Corp. (a)	17,910	1,079,257
Parker Hannifin Corp. (a)	23,952	2,037,357
Pentair Ltd. (Registered)	33,597	1,651,293
Snap-on, Inc.	9,232	729,236
Stanley Black & Decker, Inc. (a)	27,188	2,011,096
Xylem, Inc.	29,805	807,716
		39,410,906
Professional Services 0.1%
Dun & Bradstreet Corp. (a)	7,414	583,111
Equifax, Inc. (a)	19,609	1,061,239
Robert Half International, Inc. (a)	23,675	753,339
		2,397,689
Road & Rail 0.8%
CSX Corp.	167,690	3,308,523
Norfolk Southern Corp.	50,963	3,151,552
Ryder System, Inc.	8,490	423,906
Union Pacific Corp.	75,664	9,512,478
		16,396,459
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	43,100	2,012,339
W.W. Grainger, Inc.	9,709	1,964,810
		3,977,149
Information Technology 18.6%
Communications Equipment 1.9%
Cisco Systems, Inc.	856,386	16,827,985
F5 Networks, Inc.*	12,510	1,215,346
Harris Corp.	17,700	866,592
JDS Uniphase Corp.*	38,339	519,110
Juniper Networks, Inc.* (a)	83,434	1,641,147
Motorola Solutions, Inc.	45,098	2,511,057
QUALCOMM, Inc.	274,986	17,054,632
		40,635,869
Computers & Peripherals 4.9%
Apple, Inc.	151,711	80,866,514
Dell, Inc.	235,978	2,390,457
EMC Corp.*	339,190	8,581,507
Hewlett-Packard Co.	315,675	4,498,369
NetApp, Inc.*	58,009	1,946,202
SanDisk Corp.*	38,800	1,690,128
Seagate Technology PLC	54,320	1,655,674
Western Digital Corp.	34,935	1,484,388
		103,113,239
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	25,730	1,664,731
Corning, Inc.	237,197	2,993,426
FLIR Systems, Inc.	25,400	566,674
Jabil Circuit, Inc.	29,989	578,488
Molex, Inc. (a)	22,786	622,741
TE Connectivity Ltd.	68,532	2,543,908
		8,969,968
Internet Software & Services 2.2%
Akamai Technologies, Inc.*	27,900	1,141,389
eBay, Inc.*	187,932	9,588,290
Google, Inc. "A"*	42,940	30,460,348
VeriSign, Inc.* (a)	24,400	947,208
Yahoo!, Inc.*	168,433	3,351,817
		45,489,052
IT Services 3.7%
Accenture PLC "A"	102,686	6,828,619
Automatic Data Processing, Inc.	78,710	4,487,257
Cognizant Technology Solutions Corp. "A"*	48,622	3,600,459
Computer Sciences Corp. (a)	24,243	970,932
Fidelity National Information Services, Inc.	39,439	1,372,872
Fiserv, Inc.* (a)	21,705	1,715,346
International Business Machines Corp.	171,253	32,803,512
MasterCard, Inc. "A" (a)	17,200	8,450,016
Paychex, Inc. (a)	51,401	1,600,627
SAIC, Inc. (a)	45,632	516,554
Teradata Corp.*	26,908	1,665,336
Total System Services, Inc.	26,059	558,184
Visa, Inc. "A" (a)	84,101	12,748,030
Western Union Co. (a)	96,696	1,316,033
		78,633,777
Office Electronics 0.1%
Xerox Corp. (a)	200,026	1,364,177
Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.* (a)	98,432	236,237
Altera Corp.	52,644	1,813,059
Analog Devices, Inc. (a)	49,168	2,068,006
Applied Materials, Inc.	194,904	2,229,702
Broadcom Corp. "A"*	83,083	2,759,186
First Solar, Inc.* (a)	8,795	271,590
Intel Corp. (a)	802,709	16,559,887
KLA-Tencor Corp.	26,285	1,255,372
Lam Research Corp.* (a)	28,012	1,012,073
Linear Technology Corp.	37,596	1,289,543
LSI Corp.*	85,255	603,605
Microchip Technology, Inc. (a)	30,800	1,003,772
Micron Technology, Inc.*	162,249	1,030,281
NVIDIA Corp.	102,243	1,256,566
Teradyne, Inc.* (a)	29,558	499,235
Texas Instruments, Inc. (a)	181,515	5,616,074
Xilinx, Inc. (a)	41,903	1,504,318
		41,008,506
Software 3.4%
Adobe Systems, Inc.*	79,444	2,993,450
Autodesk, Inc.*	36,348	1,284,902
BMC Software, Inc.* (a)	23,066	914,798
CA, Inc.	55,115	1,211,428
Citrix Systems, Inc.*	29,914	1,966,845
Electronic Arts, Inc.* (a)	47,806	694,621
Intuit, Inc. (a)	44,630	2,655,485
Microsoft Corp.	1,221,660	32,654,972
Oracle Corp.	606,350	20,203,582
Red Hat, Inc.*	30,693	1,625,501
Salesforce.com, Inc.* (a)	21,200	3,563,720
Symantec Corp.*	110,864	2,085,352
		71,854,656
Materials 3.6%
Chemicals 2.5%
Air Products & Chemicals, Inc. (a)	34,618	2,908,604
Airgas, Inc. (a)	11,450	1,045,270
CF Industries Holdings, Inc.	10,124	2,056,792
Dow Chemical Co.	193,358	6,249,330
E.I. du Pont de Nemours & Co. (a)	150,345	6,761,015
Eastman Chemical Co.	24,538	1,669,811
Ecolab, Inc.	42,521	3,057,260
FMC Corp. (a)	22,700	1,328,404
International Flavors & Fragrances, Inc.	13,316	886,047
LyondellBasell Industries NV "A"	60,808	3,471,529
Monsanto Co.	86,166	8,155,612
PPG Industries, Inc. (a)	24,662	3,338,002
Praxair, Inc.	47,854	5,237,620
Sigma-Aldrich Corp. (a)	19,216	1,413,913
The Mosaic Co.	44,575	2,524,282
The Sherwin-Williams Co.	13,605	2,092,721
		52,196,212
Construction Materials 0.1%
Vulcan Materials Co. (a)	21,376	1,112,621
Containers & Packaging 0.1%
Ball Corp. (a)	24,448	1,094,048
Bemis Co., Inc. (a)	17,530	586,554
Owens-Illinois, Inc.*	27,200	578,544
Sealed Air Corp. (a)	31,472	551,074
		2,810,220
Metals & Mining 0.7%
Alcoa, Inc.	168,638	1,463,778
Allegheny Technologies, Inc.	18,179	551,914
Cliffs Natural Resources, Inc. (a)	23,533	907,433
Freeport-McMoRan Copper & Gold, Inc.	153,736	5,257,771
Newmont Mining Corp. (a)	80,654	3,745,572
Nucor Corp. (a)	50,699	2,189,183
Titanium Metals Corp. (a)	13,400	221,234
United States Steel Corp. (a)	22,638	540,369
		14,877,254
Paper & Forest Products 0.2%
International Paper Co. (a)	70,612	2,813,182
MeadWestvaco Corp.	28,478	907,594
		3,720,776
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.7%
AT&T, Inc. (a)	915,815	30,872,124
CenturyLink, Inc. (a)	100,764	3,941,888
Frontier Communications Corp. (a)	160,010	684,843
Verizon Communications, Inc.	460,309	19,917,570
Windstream Corp. (a)	95,201	788,264
		56,204,689
Wireless Telecommunication Services 0.3%
Crown Castle International Corp.* (a)	47,711	3,442,826
MetroPCS Communications, Inc.* (a)	48,300	480,102
Sprint Nextel Corp.* (a)	484,414	2,746,627
		6,669,555
Utilities 3.4%
Electric Utilities 2.0%
American Electric Power Co., Inc. (a)	77,857	3,322,937
Duke Energy Corp.	113,687	7,253,231
Edison International	52,074	2,353,224
Entergy Corp.	28,304	1,804,380
Exelon Corp.	138,764	4,126,841
FirstEnergy Corp. (a)	67,606	2,823,226
NextEra Energy, Inc. (a)	68,341	4,728,514
Northeast Utilities (a)	50,350	1,967,678
Pepco Holdings, Inc. (a)	38,000	745,180
Pinnacle West Capital Corp.	17,796	907,240
PPL Corp. (a)	93,014	2,662,991
Southern Co. (a)	141,332	6,050,423
Xcel Energy, Inc.	78,337	2,092,381
		40,838,246
Gas Utilities 0.1%
AGL Resources, Inc. (a)	18,873	754,354
ONEOK, Inc.	32,786	1,401,601
		2,155,955
Independent Power Producers & Energy Traders 0.1%
AES Corp.	98,337	1,052,206
NRG Energy, Inc. (a)	52,502	1,207,021
		2,259,227
Multi-Utilities 1.2%
Ameren Corp.	38,219	1,174,088
CenterPoint Energy, Inc.	67,868	1,306,459
CMS Energy Corp. (a)	43,349	1,056,849
Consolidated Edison, Inc.	47,094	2,615,601
Dominion Resources, Inc. (a)	92,801	4,807,092
DTE Energy Co.	27,303	1,639,545
Integrys Energy Group, Inc. (a)	12,400	647,528
NiSource, Inc. (a)	50,534	1,257,791
PG&E Corp.	69,316	2,785,117
Public Service Enterprise Group, Inc. (a)	81,681	2,499,438
SCANA Corp. (a)	20,767	947,806
Sempra Energy (a)	36,296	2,574,838
TECO Energy, Inc. (a)	35,388	593,103
Wisconsin Energy Corp.	36,600	1,348,711
		25,253,966
Total Common Stocks (Cost $1,450,612,930)		2,054,137,271

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.135%**, 4/25/2013 (b) (Cost $5,212,771)	5,215,000	5,213,774

	Shares	Value ($)

Securities Lending Collateral 21.3%
Daily Assets Fund Institutional, 0.20% (c) (d) (Cost $448,385,748)	448,385,748	448,385,748

Cash Equivalents 1.8%
Central Cash Management Fund, 0.15% (c) (Cost $37,454,196)	37,454,196	37,454,196

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,941,665,645)†	121.2	2,545,190,989
Other Assets and Liabilities, Net (a)	(21.2)	(444,885,361)
Net Assets	100.0	2,100,305,628

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $2,054,615,750. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $490,575,239. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $793,581,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $303,006,604.

(a) All or a portion of these securities were on loan amounting to $445,666,607. In addition, included in other assets and liabilities, net is a pending sale, amounting to $252,869, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $445,919,476, which is 21.2% of net assets.

(b) At December 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 Index	USD	3/14/2013	120	42,603,000	(117,439)

Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$2,054,137,271	$—	$—	$2,054,137,271
Government & Agency Obligation	—	5,213,774	—	5,213,774
Short-Term Investments (e)	485,839,944	—	—	485,839,944
Total	$2,539,977,215	$5,213,774	$—	$2,545,190,989
Liabilities
Derivatives (f)
Futures Contracts	$(117,439)	$—	$—	$(117,439)
Total	$(117,439)	$—	$—	$(117,439)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,455,825,701) — including $445,666,607 of securities loaned	$2,059,351,045
Investment in Daily Assets Fund Institutional (cost $448,385,748)*	448,385,748
Investment in Central Cash Management Fund (cost $37,454,196)	37,454,196
Total investments in securities, at value (cost $1,941,665,645)	2,545,190,989
Cash	8,015
Receivable for investments sold	284,407
Dividends receivable	2,282,819
Interest receivable	41,819
Receivable for variation margin on futures contracts	1,077,493
Foreign taxes recoverable	1,132
Other assets	33,432
Total assets	2,548,920,106
Liabilities
Payable upon return of securities loaned	448,385,748
Accrued management fee	89,246
Accrued Trustees' fees	17,574
Other accrued expenses and payables	121,910
Total liabilities	448,614,478
Net assets, at value	$2,100,305,628

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $110,044)	$50,062,952
Interest	5,126
Income distributions — Central Cash Management Fund	39,717
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	770,019
Total income	50,877,814
Expenses: Management fee	1,090,843
Administration fee	654,506
Custodian fee	40,979
Professional fees	102,161
Reports to shareholders	6,450
Trustees' fees and expenses	68,633
Insurance	57,662
Other	36,946
Total expenses	2,058,180
Net investment income (loss)	48,819,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	221,107,559
Futures	6,665,319
227,772,878
Change in net unrealized appreciation (depreciation) on: Investments	34,778,991
Futures	(754,511)
34,024,480
Net gain (loss)	261,797,358
Net increase (decrease) in net assets resulting from operations	$310,616,992

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$48,819,634	$47,668,506
Net realized gain (loss)	227,772,878	203,155,872
Change in net unrealized appreciation (depreciation)	34,024,480	(209,311,273)
Net increase (decrease) in net assets resulting from operations	310,616,992	41,513,105
Capital transactions in shares of beneficial interest: Proceeds from capital invested	692,606,058	364,467,893
Value of capital withdrawn	(1,003,954,398)	(829,346,703)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(311,348,340)	(464,878,810)
Increase (decrease) in net assets	(731,348)	(423,365,705)
Net assets at beginning of period	2,101,036,976	2,524,402,681
Net assets at end of period	$2,100,305,628	$2,101,036,976

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2012	2011	2010		2009		2008
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,100	2,101	2,524		2,479		2,153
Ratio of expenses before expense reductions (%)	.09	.10	.10		.09		.10
Ratio of expenses after expense reductions (%)	.09	.10	.06		.05		.05
Ratio of net investment income (%)	2.24	1.99	2.03		2.38		2.29
Portfolio turnover rate (%)	4	3	5		9	c	6
Total investment return (%)b	15.87	2.09	15.12	a	26.54	a	(37.01	)a
a Total investment return would have been lower had certain expenses not been reduced.
b Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2012, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 35% and 65%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. The Portfolio lends securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $14,701,000 to $55,426,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2012 presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(117,439)

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$6,665,319

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(754,511)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $86,589,603 and $539,119,856, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The investment management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $654,506, of which $53,547 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2012, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $2,357, of which $484 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Portfolio may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Portfolio indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2013	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

DWS S&P 500 Index Fund (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), and the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and Northern Trust Investments, Inc. ("NTI"), and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund's investment management agreement with DWS (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2012. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Portfolio's and the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by an independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Portfolio and the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of sub-advisors, including NTI. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules, the Portfolio's sub-advisory fee schedule, and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DWS under the respective administrative services agreements, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Portfolio. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Portfolio's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board concluded that the Portfolio's and the Fund's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	23338J 749	23338J 731	23338J 723	23338J 699
Fund Number	1001	1201	1301	2301

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSPF500IF-2
(R-025784-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$25,758	$0	$0	$0
2011	$24,619	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013